UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2007

Acorn Acquisition Corp.

(Exact name of registrant as specified in charter)

Delaware	000-50678	20-5622985

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1035 Park Avenue

Suite 7B

New York, New York 10028-0912

(Address of principal executive offices)

(646) 827-9362

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

    On October 1, 2007, Acorn Acquisition Corp., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") between the Company and Lumen Medical Inc., a Florida corporation ("Lumen").  The Company and Lumen expect to close the Merger (as defined below) within six months.

    The Merger Agreement provides for a business combination whereby Lumen will be merged with and into the Company in accordance with the terms of the Merger Agreement, with the Company continuing as the surviving corporation (the "Merger"). The aggregate amount to be paid by the Company with respect to all outstanding shares of capital stock of Lumen (such amount, the "Merger Consideration") will be of 51,250,000 registered shares of common stock, $0.0001 par value per share, of the Company. Upon the effectiveness of the Merger, each share of Lumen Common Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive 3,125 shares of the Merger Consideration.

     Tendall FZCO, the owner of approximately 89.9% of the Company's Common Stock, also owns approximately 57.9% of Lumen's Common Stock.  David Price, the owner of 100% of the Common Stock of Tendall FZCO, introduced Lumen to the Company and advised the Boards of Directors of the Company and Lumen of his ownership and interest in the Merger.  Mr. Price has indicated his intention to vote all of Tendall's holdings in both the Company and Lumen in favor of the Merger and the approval of the Merger Agreement.  Tendall's vote will be sufficient to approve the Merger and the Merger Agreement

    The Company and Lumen have made customary representations, warranties and covenants in the Merger Agreement, including a covenant by Lumen not to solicit, initiate or encourage the submission of any proposal or offer from any person relating to the acquisition of all or substantially all of the capital stock or assets of Lumen or PulmoScience.

     The Merger Agreement contains, among other customary closing conditions, that Acorn's registration statement on Form S-4 to register the Merger Consideration under the Securities Act of 1933 shall have been declared effective by the Securities and Exchange Commission.

     The Boards of Directors of the Company and of Lumen separately approved the Merger Agreement, the Merger and related transactions.

     A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

     A copy of the press release relating to the signing of the Merger Agreement, dated October 4, 2007, is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired

Lumen Medical Inc. and Subsidiaries

[A Development Stage Company]

Table of Contents

Page

Report of Independent Registered Public Accounting Firm	F-1

Consolidated Balance Sheets as of March 31, 2007 and 2006 and June 30, 2007 (Unaudited)	F-2

Consolidated Statements of Operations For The Year Ended March 31, 2007 For The Period February 23, 2006 (Inception) To March 31, 2006, For The Three Months Ended June 30, 2007 (Unaudited) and For The Period February 23, 2006 (Inception) through June 30, 2007 (Unaudited)

F-3

Consolidated Statements of Stockholders' Deficiency for the Year Ended March 31, 2007, For the Period February 23, 2006 (Inception) through March 31, 2006 and For the Three Months Ended June 30, 2007 (Unaudited)

F-4

Consolidated Statements of Cash Flows For The Year Ended March 31, 2007 For The Period February 23, 2006 (Inception) To March 31, 2006, For The Three Months Ended June 30, 2007 (Unaudited) and For The Period February 23, 2006 (Inception) through June 30, 2007 (Unaudited)

F-5

Notes to Consolidated Financial Statements	F-6 to F-12

RAICH ENDE MALTER & CO. LLP

1375 Broadway - 15th Floor New York, New York 10018 212.944.4433 212.944.5404 (fax) cpa@rem-co.com	90 Merrick Avenue East Meadow, New York 11554 516.228.9000 516.228.9122 (fax)	330 Fifth Avenue - Suite1300 New York, New York 10001 212.686.2224 212.481.3274 (fax)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

Lumen Medical Inc.

We have audited the accompanying balance sheet of Lumen Medical Inc. as of March 31, 2006, and the related statements of operations, stockholders' deficiency, and cash flows for the period February 23, 2006 (Inception) to March 31, 2006, and the consolidated balance sheet of Lumen Medical Inc. and subsidiaries as of March 31, 2007 and the related consolidated statements of operations, stockholders' deficiency, and cash flows for the for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lumen Medical Inc. and subsidiaries as of March 31, 2007 and 2006, and the results of its operations and its cash flows for the year ended March 31, 2007 and for the period February 23, 2006 (Inception) to March 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Lumen Medical Inc. will continue as a going concern.  As discussed in Notes 1 and 10 to the financial statements, the Company has accumulated losses and has not generated revenues since inception. These issues raise substantial doubt about its ability to continue as a going concern.  Management's plans in regard to these matters are also described in Note 10.  The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

/s/ Raich Ende Malter & Co. LLP

Raich Ende Malter & Co. LLP

New York, New York

October 2, 2007

Lumen Medical Inc. and Subsidiaries

[A Development Stage Company]

Consolidated Balance Sheets

Assets

	March 31,		June 30,
	2007	2006	2007
			(Unaudited)
Current Assets
Cash	$251,862	$ -	$ 147,340
Sales tax receivable	22,081	-	31,335
Research & development tax credit receivable	265,424	-	316,850
Prepaid research & development costs	42,552	-	57,689
Prepaid expenses	5,950	-	5,884

Total Current Assets	$ 587,869	$ -	$ 559,098

Liabilities and Stockholders' Deficiency

Current Liabilities
Accounts payable and accrued expenses	$ 20,716	$ -	$ 56,926
Loan payable-Stockholder	1,176,235	4,596	1,176,235
Common stock subject to mandatory redemption	395,699	-	430,189
Total Current Liabilities	1,592,650	4,596	1,663,349

Minority Interest	61,962	-	42,645

Stockholders' Deficiency
Preferred stock - $1 par value,
10,000,000 shares authorized;
no shares issued and outstanding	-	-	-
Common stock - $.0001 par value,
100,000,000 shares authorized;
10,000 shares issued and outstanding	1	1	1
Additional paid-in capital	999	999	999
Unrealized translation gain (loss)	(2,395)	-	14,048
(Deficit) accumulated during development stage	(1,065,348)	(5,596)	(1,161,945)
Total Stockholders' Deficiency	(1,066,743)	(4,596)	1,146,897)

Total Liabilities and Stockholders' Deficiency	$ 587,869	$ -	$ 559,098

See accompanying notes to consolidated financial statements.

Lumen Medical Inc. and Subsidiaries
[A Development Stage Company]
Consolidated Statements of Operations

		For The Period		For The Period
	For The Year	February 23, 2006	For The Three	February 23, 2006
	Ended	(Inception ) To	Months Ended	(Inception ) To
	March 31, 2007	March 31, 2006	June 30, 2007	June 30, 2007
			(Unaudited)	(Unaudited)

Revenues	$ -	$ -	$ -	$ -

Costs and Expenses:
Research and Development:
Montreal Heart Institute	477,888	0	35,722	513,610
Consulting fees	43,099		16,503	59,602
Research and development cost	364,445		7,124	371,569
Patent fees	4,337		266	4,603
	889,769	0	59,615	949,384
Investment tax credits for research and
development costs	(265,424)	0	(28,290)	(293,714)
	624,345	0	31,325	655,670

General and Administrative:
Consulting fees	142,981		46,578	189,559
Acquisition and write-down of a
sublicense	676,854			676,854
Administrative	108,277	5,596	38,011	151,884
	928,112	5,596	84,589	1,018,297

Loss before other deductions(income)	(1,552,457)	(5,596)	(115,914)	(1,673,967)

Other Deductions(Income):
Minority interest	523,944	-	19,317	543,261
Change in redemption amount on
mandatorily redeemable shares	($ 31,239)	-	-	($ 31,239)

Net loss	($ 1,059,752)	($ 5,596)	($ 96,597)	($ 1,161,945)

See accompanying notes to consolidated financial statements.

Lumen Medical Inc. and Subsidiaries

[A Development Stage Company]

Consolidated Statements of Stockholders' Deficiency

	Preferred Stock		Common Stock		Additional Paid-in Capital	(Deficit) Accumulated During Development Stage	Unrealized Translation Gain(Loss)	Total Stockholders' Deficiency
	Shares	Amount	Shares	Amount

Balance, February 23, 2006 (Inception)	-	$ -	-	$ -	$ -	$ -	$ -	$ -

Issuance of Common Stock	-	-	10,000	1	999	-	-	1,000

Net loss	-	-	-	-	-	(5,596)	-	5,596
	-----	-----	------	--	----	---------	------	-----------
Balance, March 31, 2006	-	-	10,000	1	999	(5,596)	-	(4,596)

Unrealized translation loss	-	-	-	-	-	-	(2,395)	(2,395)

Net Loss for the year ended March 31, 2007	-	-	-	-	-	(1,059,752)	-	(1,059,752)
	-----	------	------	--	----	-----------	-------	------------
Balance, March 31, 2007	-	-	10,000	1	999	(1,065,348)	(2,395)	(1,066,743)

Unrealized translation gain (Unaudited)	-	-	-	-	-	-	16,443	16,443

Net loss for the three months June 30, 2007 (Unaudited)	-	-	-	-	-	(96,597)	-	(96,597)
	-----	------	------	--	----	-----------	-------	------------
Balance, June 30, 2007 (Unaudited)	-	$ -	10,000	$ 1	$999	$(1,161,945)	$14,048	$(1,146,897)
	=====	======	======	===	====	============	========	============

See accompanying notes to consolidated financial statements.

Lumen Medical Inc. and Subsidiaries
(A Development Stage Company)
Consolidated Statements of Cash Flows
	For The Year Ended March 31, 2007	For The Period February 23, 2006 (Inception) To March 31, 2006	For The Three Months Ended June 30, 2007 (Unaudited)	For The Period February 23, 2006 (Inception) To June 30, 2007 (Unaudited)
Cash Flows From Operating Activities
Net Loss	(1,059,752)	(5,596)	(96,597)	(1,161,945)

Acquisition and write off of a sublicense	676,854	-	-	676,854
Acquisition and write off of research and development	364,445	-	-	364,445
Minority interest	(614,892)	-	(19,317)	(634,209)
Change in redemption amount on mandatorily redeemable shares	31,239	-	34,490	65,729

Sales tax receivable	(22,081)	-	(9,254)	(31,335)
Research and development tax credits receivable	(265,424)	-	(51,426)	(316,850)

Prepaid research and development costs	(42,552)	-	(15,137)	(57,689)
Prepaid expenses	(5,950)	-	66	(5,884)
Accounts payable and accrued expenses	20,716	-	36,210	56,926
Unrealized gain (loss) on currency translation	(2,395)	-	16,443	14,048

Net Cash Used in Operating Activities	(919,792)	(5,596)	(104,522)	(1,029,910)

Cash Flows From Financing Activities:
Proceeds from issuance of common stock	-	1,000	-	1,000
Proceeds from loan payable - stockholder	1,171,639	4,596	-	1,176,235
Common Stock subject to mandatory redemption	15	-	-	15
Net Cash Provided By Financing Activities	1,171,654	5,596	-	1,177,250

Net Increase (Decrease) in Cash	251,862	-	(104,522)	147,340

Cash at Beginning of Period	-	-	251,862	-

Cash at End of Period	$ 251,862	$ -	$ 147,340	$ 147,340

See accompanying notes to consolidated financial statements.

Lumen Medical Inc. and Subsidiaries

[A Development Stage Company]

Notes to Consolidated Financial Statements

As of March 31, 2007 and 2006, For The Year Ended March 31, 2007,

 For The Period From February 23, 2006 (Inception) To March 31, 2006

As of June 30, 2007, For The Three Months Ended June 30, 2007

And For The Period February 23, 2006 (Inception) to June 30, 2007

(Information Relating To June 30, 2007, For The Three Months Ended June 30, 2007

And For The Period February 23, 2006 to June 30, 2007 Is Unaudited)

NOTE 1  Nature of Operations and Going Concern Assumptions:

Lumen Medical Inc. ("Lumen") was incorporated under the laws of the State of Florida on February 23, 2006.  Lumen and its subsidiaries (the "Company") are in the development stage of their planned principal operations.

Lumen incorporated two Canadian companies known as Canada 6566138 Inc. and Canada 6566103 Inc. (the "Subsidiaries") on May 9, 2006 under the Canadian Business Corporations Act.  These two Subsidiaries were formed solely to acquire a 51% stock interest in PulmoScience Inc. ("PulmoScience") a development stage biotechnology company. The two Subsidiaries transferred to Lumen their respective interests in PulmoScience upon their liquidation on February 1, 2007.  The two subsidiaries had acquired their interest in PulmoScience, a non-operating entity, on August 21, 2006 for an investment in common stock of $1,096,561.

PulmoScience, which was incorporated on June 20, 2006 under the Canadian Business Corporations Act, operates primarily in the medical research field with a focus on developing a chelated adrenomedullin derivative for lung imaging. PulmoScience's success is dependent upon successfully bringing its technologies to the market, obtaining the needed prescribed approvals and achieving future profitable operations.

The Company has had no revenues since inception and has accumulated losses totaling $1,065,348 at March 31, 2007 and $1,161,945 at June 30, 2007.  The Company has negative working capital and stockholders' equity of $1,004,781 and $1,066,743, respectively, at March 31, 2007 and $1,104,251 and $1,146,897, respectively, at June 30, 2007. The Company's sole sources of financing to date have been provided by the issuance of common stock and by advances from a stockholder (see NOTE 4).  The Company's ability to achieve a level of profitable operations and/or additional financing impacts the Company's ability to continue as it is presently organized. Management continues to develop its planned principal operations and is seeking qualified merger candidates. Should management be unsuccessful in its operating activities, the Company may experience material adverse effects.  These factors raise substantial doubt about our ability to continue as a going concern. The accompanying financial statements have been prepared on the basis of the continuation of the Company as a going concern and do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 2  Summary of Significant Accounting Policies:

     Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with U. S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Lumen Medical Inc. and Subsidiaries

[A Development Stage Company]

Notes to Consolidated Financial Statements

As of March 31, 2007 and 2006, For The Year Ended March 31, 2007,

 For The Period From February 23, 2006 (Inception) To March 31, 2006,

As of June 30, 2007, For The Three Months Ended June 30, 2007

And For The Period February 23, 2006 (Inception) to June 30, 2007

(Information Relating To June 30, 2007, For The Three Months Ended June 30, 2007

And For The Period February 23, 2006 to June 30, 2007 Is Unaudited)

NOTE 2    Summary of Significant Accounting Policies (Continued)

     Principles of Consolidations

The accompanying financial statements as of March 31, 2006 and for the period from February 23, 2006 (Inception) to March 31, 2006 include the accounts of Lumen.  The accompanying consolidated financial statements as of and for the year ended March 31, 2007 and for the period from February 23, 2006 (Inception) to March 31, 2007 include the accounts of Lumen, its wholly owned Canadian subsidiaries and majority owned Canadian subsidiary, PulmoScience, for the period from their respective inceptions through March 31, 2007.  All three Canadian subsidiaries Canadian tax reporting periods end on March 31, while Lumen's United States income tax reporting year ends on December 31. Management believes financial statements as of and for the periods ended March 31 are more meaningful.  The financial statements of the Company have been prepared in accordance with U. S. generally accepted accounting principles.  All significant intercompany balances and transactions have been eliminated in consolidation.

The accompanying financial statements as of June 30, 2007, for the three months then ended and for the period from February 23, 2006 (Inception) to June 30, 2007 have not been audited. In the opinion of management, these unaudited financial statements reflect all adjustments and accruals, consisting only of normal recurring adjustments and accruals, necessary to present fairly the financial position of the Company as of June 30, 2007 and the results of its operations, changes in stockholders' deficiency and cash flows for the three months then ended and for the period February 23, 2006 (Inception) to June 30, 2007. The results for the three months ended June 30, 2007 are not necessarily indicative of the results to be expected for the full year.

     Cash and Cash Equivalents:

The Company considers highly liquid financial instruments purchased with a maturity date of three months or less to be cash equivalents. At March 31, 2007 and June 30, 2007, the cash balances on deposit in Canadian banks of $241,587 and $183,404 respectively, was in excess of the amounts insured by the Canadian Deposit Insurance Corporation.

     Research and Development Costs

Research and development costs are expensed as incurred. Amounts in connection with Canadian government assistance programs, such as investment tax credits for research and development costs, are applied against the related expenses when the costs are incurred, provided the Company is reasonably certain that the credits will be received.  The investment tax credits for research and development costs must be examined and approved by the applicable Canadian tax authorities prior to payment of the cost reimbursement.  It is possible that the amounts granted will differ from the amounts received.

     Income Taxes

The Company utilizes the asset and liability method of accounting for income taxes.  The asset and liability method requires that the current or deferred tax consequences of all events recognized in the financial statements are measured by applying the provisions of enacted tax laws to determine the amount of taxes payable or refundable currently or in future years.  An allowance against deferred tax assets is recognized when it is more likely than not that such tax benefits will not be realized.  Adjustment to the deferred tax assets and liabilities balances are recognized in income as they occur.

Lumen Medical Inc. and Subsidiaries

[A Development Stage Company]

Notes to Consolidated Financial Statements

As of March 31, 2007 and 2006, For The Year Ended March 31, 2007,

 For The Period From February 23, 2006 (Inception) To March 31, 2006,

As of June 30, 2007, For The Three Months Ended June 30, 2007

And For The Period February 23, 2006 (Inception) to June 30, 2007

(Information Relating To June 30, 2007, For The Three Months Ended June 30, 2007

And For The Period February 23, 2006 to June 30, 2007 Is Unaudited)

NOTE 2  Summary of Significant Accounting Policies (Continued)

     Foreign Currency Translation

Monetary assets and liabilities in foreign currency are translated at the exchange rate in effect at the balance sheet date, whereas other assets and liabilities are translated at the transaction date. Income and expenses in foreign currency are translated at the exchange rate in effect at the transaction date. Gains and losses are included in income. The financial statements and transactions of PulmoScience as of and for the periods ended March 31, 2007 and June 30, 2007 (unaudited) were translated from their functional Canadian currency into U.S. currency using the convenience translation method whereby all Canadian amounts were converted into U.S. dollars at the noon exchange rate quoted by the Bank of Canada as of the balance sheet dates.

     Net Loss Per Common Share

Net loss per common share is based on the weighted average number of shares outstanding. There were no potentially dilutive shares outstanding for any period presented.

     Revenue Recognition

The Company recognizes revenue when earned, which will be when services are rendered or products are delivered to customers.  There have been no revenues since inception.

Financial Instruments

The fair value of cash, research and development tax credits receivable and accounts payable and accrued expenses approximates their carrying amounts due to their short maturity.  The common stock of a subsidiary subject to mandatory redemption are at fair value.

NOTE 3  PREPAID RESEARCH AND DEVELOPMENT COSTS

PulmoScience has a research agreement with the Montreal Heart Institute ("MHI"), under which PulmoScience paid MHI $520,440 through March 31, 2007 and an additional $47,150 through June 30, 2007 to conduct medical research with a focus on developing a chelated adrenomedullin derivative for lung imaging.  At March 31, 2007 and June 30, 2007 MHI had utilized $477,888 and $509,901 of the payment on costs and expenses related to the research.  The unused portion aggregating $42,552 at March 31, 2007 and $57,689 at June 30, 2007 is reflected in the financial statements as prepaid research and development costs.  MHI is a limited partner of a shareholder (see note 4).

Through the research agreement's expiration date in August 2008, PulmoScience is required to make $1,238,000 in additional payments to MHI for research, supplies and material utilization fees.

Lumen Medical Inc. and Subsidiaries

[A Development Stage Company]

Notes to Consolidated Financial Statements

As of March 31, 2007 and 2006, For The Year Ended March 31, 2007,

 For The Period From February 23, 2006 (Inception) To March 31, 2006,

As of June 30, 2007, For The Three Months Ended June 30, 2007

And For The Period February 23, 2006 (Inception) to June 30, 2007

(Information Relating To June 30, 2007, For The Three Months Ended June 30, 2007

And For The Period February 23, 2006 to June 30, 2007 Is Unaudited)

NOTE 4  SUBLICENSE

Innovacor, Limited Partnership, ("ILP") received 3,185,000 common shares of PulmoScience in exchange for granting PulmoScience an exclusive sublicense agreement with the right to use, reproduce, modify PulmoScience will have the right to make, have made, use, sell, offer for sale, import, copy, modify and distribute (directly and indirectly) to make, have made whether provided separately or bundled with or incorporated as part of any integrated circuit, device, equipment or system.  PulmoScience does not have the right to sublicense.  If PulmoScience fails to pursue the activities or obligations pursuant to the agreement for any consecutive period of twelve months or more, ILP will the right to convert the exclusive grant of rights to a non-exclusive grant of rights without any compensation.

The fair value of the common shares issued to ILP of $676,854 was charged to operations as acquisition and write-down of a sublicense in the accompanying financial statements.  The fair value of the common shares at the transaction date was determined by utilizing the same per share cash price paid by the subsidiaries for their 5,100,000 common shares of PulmoScience.

The agreement has provisions requiring Lumen, under certain conditions, to purchase up to four $137,500 (Canadian $150,000) notes from PulmoScience at different dates related to the completion of certain milestones.

NOTE 5  SUBSIDIARY COMMON STOCK SUBJECT TO REDEMPTION.

On July 27, 2006, PulmoScience issued 1,715,000 of its common shares to the research investigator for cash of $15 and an amount of $364,445 recognized as research and development cost for a total of $364,460 which represents the fair value of the shares issued on that date.  The amount recognized as research and development was charged to operations.

These common shares are subject to mandatory redemption upon the death of the investigator for $395,699.  The excess of redemption amount over common share value of $31,239 was charged to operations.

NOTE 6  Recent Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements," that defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements. Prior to this Statement, there were different definitions of fair vale and limited guidance for applying those definitions in GAAP. Moreover, that guidance was dispersed among many accounting pronouncements that require fair value measurements. Differences in that guidance created inconsistencies that added to the complexity in applying GAAP. The changes to current practice resulting from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements Statement 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company does not expect the adoption of SFAS 157 to have an effect on its financial statements.

Lumen Medical Inc. and Subsidiaries

[A Development Stage Company]

Notes to Consolidated Financial Statements

As of March 31, 2007 and 2006, For The Year Ended March 31, 2007,

 For The Period From February 23, 2006 (Inception) To March 31, 2006,

As of June 30, 2007, For The Three Months Ended June 30, 2007

And For The Period February 23, 2006 (Inception) to June 30, 2007

(Information Relating To June 30, 2007, For The Three Months Ended June 30, 2007

And For The Period February 23, 2006 to June 30, 2007 Is Unaudited)

Note 6  Recent Accounting Pronouncements (Continued)

In June 2006, The FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109" ("FIN No. 48"). FIN No. 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This Interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This Interpretation also provides guidance on derecognition, classification, interest and penalties, accounting for interim periods, disclosure, and transition. This Interpretation is effective for fiscal years beginning after December 15, 2006. The adoption of FIN No. 48 did not have an effect on the Company's financial statements.

NOTE 7  Related Party Transactions

A significant stockholder of Lumen made unsecured non interest bearing advances payable on demand of $4,596 and $1,171,639, respectively, during the years ended March 31, 2007 and 2006 for the payment of expenses and to finance the acquisitions of the subsidiaries.  The loan payable to this stockholder is $1,176,235 as of March 31, 2007 and June 30, 2007.

During the year ended March 31, 2007 PulmoScience paid consulting fees of $40,479 and $46,574, respectively, and in the three months ended June 30, 2007 to a company owned by a stockholder and consulting fees of $ 142,981 to companies which have a director who is also a PulmoScience director.  As described in Note 5, research and development cost of $364,445 was recognized as an expense in connection with issuance of common shares to the investigator during the year ended March 31, 2007.  Management fees of $74,996 were paid to ILP during the year ended March 31, 2007.

Additionally MHI, a limited partner of ILP, receives fees as provided by the research agreement between MHI and PulmoScience which represent related party transactions concluded in the normal course of operations.

An officer provides the Company with office space and certain administrative services at no charge.  MHI provides PulmoScience with its office and administrative space as part of its fees.

NOTE 8  Income Taxes

Deferred tax assets and liabilities are determined using enacted tax rates for the effects of net operating losses and temporary differences between book and tax bases of assets and liabilities.  Certain judgments are made relating to recoverability of deferred tax assets, uses of tax loss carryforwards, level of expected taxable income and available tax planning strategies.

Management has determined that it is not more likely than not that the net operating loss will be utilized in the future, and, accordingly, the Canadian and United States deferred tax assets have been fully reserved.

Lumen Medical Inc. and Subsidiaries

[A Development Stage Company]

Notes to Consolidated Financial Statements

As of March 31, 2007 and 2006, For The Year Ended March 31, 2007,

 For The Period From February 23, 2006 (Inception) To March 31, 2006,

As of June 30, 2007, For The Three Months Ended June 30, 2007

And For The Period February 23, 2006 (Inception) to June 30, 2007

(Information Relating To June 30, 2007, For The Three Months Ended June 30, 2007

And For The Period February 23, 2006 to June 30, 2007 Is Unaudited)

NOTE 8  Income Taxes (Continued)

A reconciliation of the statutory income tax effective rate to the actual provision shown in the financial statements is as follows:

	For The Year Ended March 31, 2007		For The Period February 23, 2006 (Inception) To March 31, 2006
		%		%
Loss before income taxes	$(1,059,752)		$(5,596)
Expected tax benefit	(360,300)	(34.0)	(1,900)	(34.0)
Permanent differences	387,400	36.6	-	0.00
Foreign tax rate variance	(32,300)	(3.0)	-	0.00
Minority interest	(179,100)	(16.9)	-	0.00
Other	(25,500)	(2.4)	-	0.00
Valuation reserve	209,800	19.8	1,900	34.0
	$ -	-	$ -	-

	For The Three Months Ended June 30, 2007 (Unaudited)		February 23, 2006 (Inception) To June 30, 2007 (Unaudited)
		%		%
Loss before income taxes	$(96,957)		$(1,161,945)
Expected tax benefit	(33,000)	(34.04)	(395,200)	(34.0)
Permanent differences	0	0.00	387,400	33.3
Foreign tax rate variance	(2,400)	(2.48)	(34,700)	(3.0)
Minority interest	(8,600)	(8.87)	(187,700)	(16.2)
Other	0	0.00	(25,500)	(2.2)
Valuation reserve	44,000	45.38	255,700	22.0
	$ -	-	$ -	-

At March 31, 2007 the Company had Canadian tax carryforwards for Canadian federal and provincial purpose of US$686,000 (C$791,000) and US$792,000 (C$913,000), respectively.  US$107,000 of the Canadian carryforwards expire in 2017 and the remainder have an undetermined life.  At March 31, 2007 The Company has United States federal and state carryforwards of $68,000 which expire through 2027.

At June 30, 2007, the Canadian tax carryforwards are US$787,000 (federal) and US$1,024,000 (provincial) and the U. S. federal and local tax carryforwards aggregate $73,000.

NOTE 9  Commitments

PulmoScience has a consulting agreement with a minority shareholder which expires in July 2008.  Future minimum payments under the contract are US$80,000 (C$87,500)at March 31, 2007.  PulmoScience also signed a research agreement with the Montreal Heart Institute, a partner of another minority shareholder, which expires in August 2008 and requires additional minimum payments aggregating US$1,211,000 (C$1,345,000) in 2007 for research, supplies and material realization fees.

NOTE 10  Liquidity/ Going Concern

The Company has accumulated losses since inception totaling $1,161,945 and had no revenues through June 30, 2007.  Financing for the Company's limited activities to date has been provided primarily by the issuance of stock and by advances from a stockholder (see NOTE 7).  The Company's ability to achieve a level of profitable operations and/or additional financing impacts the Company's ability to continue as it is presently organized.  Management continues to develop its planned principal operations.  Should management be unsuccessful in its operating activities, the Company may experience material adverse effects.

Our primary sources of cash flows have been advances from our stockholders.  At March 31, 2007 and June 30, 2007, respectively, the Company has $252,000 and $147,000 in cash and receivables of $287,000 and $348,000. Such cash and receivables may not be sufficient  to fund the Company's commitment of $1,210,000 in research and development expenditures to Montreal Heart Institute without additional funding.  Towards that end the Company has sought potential investors or merger candidates. On October 1, 2007, the Company announced its intention to merge into Acorn Acquisition Corp., a publicly registered Delaware corporation, in a tax free exchange.  The majority shareholder of the Company is the majority shareholder of Acorn Acquisition Corp.  Although the proposed merger may give the Company access to additional capital sources and markets, no assurance can be given that sufficient funds will be able top raised to meet the Company's needs as they arise.

NOTE 11   Subsequent Events

During July, 2007, the Company sold in a private placement 6,400 shares of its common stock to additional accredited investors for an aggregate sale price of $900,000 ($140.625 per share).

On October 1, 2007, the Company entered into an Agreement and Plan of Merger with Acorn Acquisition Corp., a Delaware corporation categorized as a "shell company" whose shares of common stock trade on the OTC Bulletin Board under the symbol ACAQ.   The Merger Agreement provides for a business combination whereby the Company will be merged with and into Acorn in accordance with the terms of the Merger Agreement, with Acorn continuing as the surviving corporation (the "Merger"). Pursuant to the Merger, the shareholders of the Company will receive in exchange for all of the outstanding shares of the Company an aggregate of 51,250,000 shares of common stock, $0.0001 par value per share, of Acorn. Upon the effectiveness of the Merger, each share of the Company issued and outstanding immediately prior to the Effective Time will be converted into the right to receive 3,125 shares of Acorn.

A significant stockholder of the Company also owns approximately 89.9% of the common stock of Acorn.  This stockholder has advised the Company that it intends to vote all of its shares of the Company and of Acorn in favor of the Merger and to approve the Merger Agreement, a vote sufficient to approve the Merger and the Merger Agreement.

The Company and Acorn have made customary representations, warranties and covenants in the Merger Agreement, including a covenant by the Company not to solicit, initiate or encourage the submission of any proposal or offer from any person relating to the acquisition of all or substantially all of the capital stock or assets of the Company or PulmoScience.

The Merger Agreement contains, among other customary closing conditions, that Acorn's registration statement on Form S-4 to register the shares of its common stock issuable pursuant to the Merger under the Securities Act of 1933 shall have been declared effective by the Securities and Exchange Commission.

(b) Pro Forma Financial Information

ACORN ACQUISITION CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

       The following unaudited pro forma financial information presents the consolidated balance sheet and  results of operations of Acorn Acquisition Corp. and its subsidiary (the "Company") as of June 30, 2007 and for the three months then ended and the years ended December 31, 2006 and 2005 and the consolidated balance sheet and results of operations of Lumen Medical Inc. and its subsidiaries ("Lumen") as of June 30, 2007 and for the three months then ended, for the year ended March 31, 2007 and for the period February 23, 2006 (inception) to March 31, 2006.  The unaudited pro forma financial information is not intended to represent or be indicative of the Company's consolidated results of operations that would have been reported had the acquisitions occurred on June 30, 2007 and should not be taken as indicative of the Company's future consolidated results of operations.

Notes to Unaudited Pro Forma Consolidated Financial Statements

                On October 1, 2007, the Company entered into an Agreement and Plan of Merger with Lumen.  The Merger Agreement provides for a business combination whereby Lumen will be merged with and into the Company in accordance with the terms of the Merger Agreement, with the Company continuing as the surviving corporation (the "Merger"). Pursuant to the Merger, the shareholders of Lumen will receive in exchange for all of the outstanding shares of Lumen an aggregate of 51,250,000 shares of common stock of the Company.   The merger will be accounted for as a reverse acquisition of the Company by Lumen. Since a significant shareholder of Lumen also owns approximately 89.9% of the common stock of the Company, the merger will be accounted for in a manner similar to a pooling of interests.

         Although Lumen is a United States corporation with an income tax reporting year end of December 31, its financial statements are as at and for periods ended March 31 which reflect the reporting periods of its operating Canadian subsidiaries.  The use of the Company's financial statements as at and for periods ended December 31 and Lumen's financial statements as at and for periods ended March 31, in the opinion of management, is an adequate representation of the pro forma periods presented.

Pro Forma Adjustments

The following adjustments to the balance sheet as of June 30, 2007  are necessary to reflect the merger as if it had occurred at that date.  There were no adjustments required to the statement of operations other than the inclusion in the per share data and weighted average shares outstanding of the 51,250,000 common shares issued in the merger as issued as of the beginning of each period presented.

	DEBIT		CREDIT

		(1)

Stock subscriptions payable	$ 1000000
Cash in escrow			$ 938229
Additional paid-in capital			61771

to reflect the demand of repayment of the stock subscriptions in July 2007 by the investors

		(2)

Cash	900000
Additional paid-in capital			900000

to reflect the purchase of 6,400 common shares of Lumen by accredited investors between July 2007 and September 2007.

		(3)

Investment in subsidiary	5125
Common stock			5125

to reflect the issuance of 51,250,000 common shares of the Company to the shareholders of Lumen to consummate the merger.

		(4)

Common stock	1
Additional paid-in capital	5124
Investment in subsidiary			5125

to eliminate the investment in Lumen upon the merger of Lumen into the Company.

ACORN ACQUISITION AND SUBSIDIARIES UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET JUNE 30, 2007
	ACORN ACQUISITION CORP. AND SUBSIDIARY	LUMEN MEDICAL INC. AND SUBSIDIARIES	PRO FORMA ADJUSTMENTS			PRO FORMA
			DEBIT		CREDIT
	HISTORICAL	HISTORICAL

CASH	$ -	$ 147,340	$ 900,000	(2)		$ 1,047,340
CASH IN ESCROW	938,229	-		(1)	$ 938,229	-
SALES TAX RECEIVABLE	-	31,335				31,335
RESEARCH & DEVELOPMENT TAX CREDIT RECEIVABLE	-	316,850				316,850
PREPAID RESEARCH & DEVELOPMENT	-	57,689				57,689
PREPAID EXPENSES	-	5,884				5,884

	938,229	559,098				1,459,098
				(4)	5,125

	-	-	5,125	(3)		-
	$ 938,229	$ 559,098				$ 1,459,098

STOCK SUBSCRIPTION PAYABLE	1,000,000		1,000,000	(1)		-
ACCOUNTS PAYABLE	40,004	56,926				96,930
LOAN PAYABLE-STOCKHOLDER	96,807	1,176,235				1,273,042

COMMON SHARES SUBJECT TO MANDATORY REDEMPTION	-	430,189				430,189

TOTAL CURRENT LIABILITIES	1,136,811	1,663,350				1,800,161

	-	42,645				42,645

COMMON STOCK	137	1		(3)	5,125	5,262
			1	(4)
ADDITIONAL PAID IN CAPITAL	869,268	999		(1)	61,771	1,826,914
				(2)	900,000
			5,124	(4)
UNREALIZED TRANSLATION GAIN		14,048				14,048

DEFICIT ACCUMULATED PRIOR TO DEVELOPMENT STAGE	(751,491)	-				(751,491)

ACCUMULATED DEFICIT DURING DEVELOPMENT STAGE	(316,496)	(1,161,945)				(1,478,441)

TOTAL STOCKHOLDERS' DEFICIT	(198,582)	(1,146,897)				(383,708)

DEFICIENCY	$ 938,229	$ 559,098	$ 1,910,250		$ 1,910,250	$ 1,459,098

ACORN ACQUISITION AND SUBSIDIARIES
UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED JUNE 30, 2007

	ACORN ACQUISITION
	CORP. AND	LUMEN MEDICAL INC.
	SUBSIDIARY	AND SUBSIDIARIES	PRO FORMA
	HISTORICAL	HISTORICAL

REVENUES	$ -	$ -	$ -

COSTS AND EXPENSES:
RESEARCH & DEVELOPMENT EXPENSES	-	59,615	59,615
INVESTMENT TAX CREDIT FOR RESEARCH
& DEVELOPMENT COSTS	-	(28,290)	(28,290)
NET RESEARCH & DEVELOPMENT EXPENSES	-	31,325	31,325

GENERAL AND ADMINISTRATIVE	23,768	84,589	108,357

TOTAL COST AND EXPENSES
OPERATING LOSS	23,768	115,914	139,682

LOSS BEFORE OTHER (INCOME) DEDUCTIONS	(23,768)	(115,914)	(139,682)

OTHER (INCOME )DEDUCTIONS
MINORITY INTEREST	-	19,317	(19,317)

NET LOSS	$ (23,768)	$ (96,597)	$ (158,999)

NET LOSS PER SHARE - BASIC AND DILUTED			($0.00)

WEIGHTED AVERAGE NUMBER OF SHARES
OUTSTANDING			52,622,574

ACORN ACQUISITION AND SUBSIDIARIES
UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS

LUMEN MEDICAL INC.
	ACORN ACQUISITION	AND SUBSIDIARIES
	CORP. AND	FOR THE PERIOD
	SUBSIDIARY	FEBRUARY 23, 2006
	FOR THE YEAR ENDED	(INCEPTION) TO
	DECEMBER 31, 2005	MARCH 31, 2006	PRO FORMA
	HISTORICAL	HISTORICAL

REVENUES	$ -	$ -	$ -

COSTS AND EXPENSES:
RESEARCH & DEVELOPMENT EXPENSES	-	-	-
INVESTMENT TAX CREDIT FOR RESEARCH
& DEVELOPMENT COSTS	-	-	-
NET RESEARCH & DEVELOPMENT EXPENSES	-	-	-

GENERAL AND ADMINISTRATIVE	20,564	5,596	26,160

TOTAL COST AND EXPENSES	20,564	5,596	26,160

LOSS BEFORE OTHER (INCOME) DEDUCTIONS	(20,564)	(5,596)	(26,160)

OTHER (INCOME ) DEDUCTIONS:
MINORITY INTEREST	-	-	-
CHANGE IN REDEMPTION AMOUNT ON
MANDATORILY REDEEMABLE SHARES	-	-	-

NET LOSS	$ (20,564)	$ (5,596)	$ (26,160)

NET LOSS PER SHARE - BASIC AND DILUTED			($0.00)

WEIGHTED AVERAGE NUMBER OF SHARES
OUTSTANDING			52,622,574

ACORN ACQUISITION AND SUBSIDIARIES
UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS

	ACORN ACQUISITION
	CORP. AND	LUMEN MEDICAL INC.
	SUBSIDIARY	AND SUBSIDIARIES
	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	DECEMBER 31, 2006	MARCH 31, 2007	PRO FORMA
	HISTORICAL	HISTORICAL

REVENUES	$ -	$ -	$ -

COSTS AND EXPENSES:
RESEARCH & DEVELOPMENT EXPENSES		889,769	889,769
INVESTMENT TAX CREDIT FOR RESEARCH
& DEVELOPMENT COSTS		(265,424)	(265,424)
NET RESEARCH & DEVELOPMENT EXPENSES	-	624,345	624,345

GENERAL AND ADMINISTRATIVE	168,778	928,112	1,096,890

TOTAL COST AND EXPENSES	168,778	1,552,457	1,721,235

LOSS BEFORE OTHER (INCOME) DEDUCTIONS	(168,778)	(1,552,457)	(1,721,235)

OTHER (INCOME ) DEDUCTIONS:
MINORITY INTEREST	-	(523,944)	(523,944)
CHANGE IN REDEMPTION AMOUNT ON
MANDATORILY REDEEMABLE SHARES	-	31,239	31,239
	-	(492,705)	(492,705)

NET LOSS	$ (168,778)	$ (1,059,752)	$ (1,228,530)

NET LOSS PER SHARE - BASIC AND DILUTED			($0.02)

WEIGHTED AVERAGE NUMBER OF SHARES
OUTSTANDING			52,622,574

 (d)  Exhibits.

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of October 1, 2007, by and between Acorn Acquisition Corp. and Lumen Medical Inc.
99.1	Press Release dated October 4, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACORN ACQUISITION CORP.

Date: October 5, 2007	By:	/s/ Alain U. Vetterli
	Name:	Alain U. Vetterli
	Title:	Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of October 1, 2007, by and between Acorn Acquisition Corp. and Lumen Medical Inc.
99.1	Press Release dated October 4, 2007